MANAGERS TRUST I

FIRST QUADRANT TAX-MANAGED EQUITY FUND

Supplement dated December 22, 2005

to the Prospectus and Statement of Additional Information

each dated March 1, 2005

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information supplements and supersedes any information to the contrary relating to the First Quadrant Tax-Managed Equity Fund (the “Fund”), a series of Managers Trust I, contained in the Fund’s Prospectus and Statement of Additional Information each dated March 1, 2005.

Effective March 1, 2006, the name of the Fund will change to Managers AMG FQ Tax-Managed U.S. Equity Fund. The Fund currently has an investment policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. In connection with the Fund’s name change, as of March 1, 2006, this policy will change to require the Fund to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of issuers located in the United States. As of November 30, 2005, 98.86% of the Fund’s investments were in U.S. equity securities.

December 22, 2005

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE